                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 14, 1998



                           VOICE CONTROL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                        0-10385                        75-1707970
  (State of                    (Commission File                (IRS employment
incorporation)                     Number)                   identification no.)



                                14140 MIDWAY ROAD
                                    SUITE 100
                               DALLAS, TEXAS 75244
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    972-726-1200


                                                               Page 1 of 2 pages
                                                         Exhibit index on page 2


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Audited financial statements of PureSpeech for the year ended December 31, 1996 and 1997.

(b)  PRO FORMA FINANCIAL INFORMATION

(c)  EXHIBITS.

23.1 CONSENT OF PRICE WATERHOUSE LLP

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VOICE CONTROL SYSTEMS, INC.



Date: August 31, 1998                  By:  /s/ Kim S. Terry
                                            --------------------------------
                                            Kim S. Terry,
                                            Vice President





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
 23.1          CONSENT OF PRICE WATERHOUSE LLP